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                                   FORM 8-A

                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

              FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR (g) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


                      HAYES LEMMERZ INTERNATIONAL, INC.
             (formerly known as Hayes Wheels International, Inc.)
            (Exact name of registrant as specified in its charter)





              Delaware                                   13-3384636
      (State of incorporation                          (I.R.S. Employer
         or organization)                             Identification No.)



          38481 Huron River Drive, Romulus, Michigan (313) 941-2000 (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)




If this Form relates to the                If this Form relates to the
registration of a class of                 registration of a class of
securities pursuant to Section 12(b) of    securities pursuant to Section 12(g)
the Exchange Act and is effective          of the Exchange Act and is effective
pursuant to General Instruction A(c)       pursuant to General Instruction A(d)
please check the following box.   [X]      please check the following box. [ ]





      Securities to be registered pursuant to Section 12(b) of the Act:



                                                       Name of Each Exchange
           Title of Each Class                          on Which Each Class
           to be so Registered                          is to be Registered
---------------------------------------------      -----------------------------
      Common Stock, $.01 par value                    New York Stock Exchange


      Securities to be registered pursuant to Section 12(g) of the Act:

                                     None
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Item 1.  Description of Registrant's Securities to be Registered.

         The material set forth in the section captioned "Description of the Capital Stock" in the Registrant's Form S-4 Registration Statement (Registration No. 333-04909), filed with the Securities and Exchange Commission, is incorporated herein by reference.

Item 2.  Exhibits



                          Description of Document
------------------      --------------------------------------------------------
         1 Restated Certificate of Incorporation of the Registrant and Certificate of Corection thereof (incorporated by reference from Exhibit 3.1 to the Registrant's Current Report on Form 8-K, dated
                          July 2, 1996)

         2 Certificate of Amendment to Restated Certificate of Incorporation of the Registrant.

         3 Amended and Restated By-laws of the Registrant (incorporated by reference from Exhibit 3.2 to the Registrant's Current Report on Form 8-K, dated July 2, 1996)




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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, on this 12th day of November, 1997.

                                          HAYES LEMMERZ INTERNATIONAL, INC.
                                          (Registrant)

                                          By:    /s/ WILLIAM D. SHOVERS

                                            ------------------------------------
                                                     William D. Shovers
                                                 Vice President-Finance and
                                                  Chief Financial Officer

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